MIDCAP GROWTH FUND III

On June 14, 2010, the Board of Directors of Principal Funds, Inc. approved the liquidation of Class A, B, and C shares of this Fund. In connection with the liquidation, the Fund will automatically redeem all outstanding shares of Classes A, B, and C shares of the Fund and send the proceeds to the shareholders of record on the liquidation date. Effective July 1, 2010, purchases of or exchanges into Classes A or C shares of this Fund will be allowed only for shareholders that own shares of those classes of the Fund on that date, and effective August 5, 2010 no purchases or exchanges will be allowed into Classes A or C shares of the Fund. Effective July 1, 2010, exchanges into Class B shares of this Fund will be allowed only for shareholders that own shares of that class of the Fund on that date. Effective August 5, 2010, no exchanges will be allowed into Class B shares of this Fund. On or about November 12, 2010, Classes A, B, and C shares of the Fund will be liquidated and the proceeds of each liquidation will be sent to the shareholders of each of Classes A, B, and C shares. During the period June 15, 2010 through the liquidation (on or about November 12, 2010), Class B shareholders will be permitted to exchange into Class B shares at net asset value ("NAV") as well as Class A shares at NAV. Likewise, Class C shareholders will be permitted to exchange into Class C shares at NAV as well as Class A shares at NAV.

Your receipt of liquidation proceeds may reflect a capital gain on which you may owe tax for federal or state income tax purposes. In addition, if you own shares of the Fund in a retirement account such as an individual retirement account or a 403(b) plan, special distribution and transfer rules may apply. Redemption of your Class A, B or C shares prior to the date of liquidation may also create a taxable event. You should consult your tax adviser about tax consequences affecting your account.

	Class A	Class B	Class C
Ticker Symbol(s)	PPMGX	PPGFX	POWCX

Principal Funds, Inc. Summary Prospectus March 1, 2010 amended June 16, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-
800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010, as supplemented March 1, 2010, March 17, 2010, and June 16, 2010, and the Statement of Additional
Information dated March 1, 2010, as supplemented March 17, 2010, May 3, 2010, and June 16, 2010, (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Principal
Funds, Inc. More information about these and other discounts is available from your financial professional and in
“Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Principal Funds, Inc.	MidCap Growth Fund III
www.principalfunds.com

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	5.00%	1.00%
(as a percentage of dollars subject to charge)

During the period June 15, 2010 to July 1, 2010 (for accounts established during that time period) and June 15, 2010 to August 5, 2010 (for accounts established on or before June 15, 2010), the Fund will continue to apply the sales load to purchases of Class A shares; however, on the day following the purchase, the shareholder's account will be credited with a number of Class A shares equal in value to the amount of the sales load imposed on the previous day's purchase (at the previous day's share price). Classes A, B, and C shares of these Funds will not be subject to a contingent deferred sales charge ("CDSC") if redeemed or exchanged between June 15, 2010 and the date of liquidation (on or about November 12, 2010).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class B	Class C
Management Fees	0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.75%	1.17%	2.73%
Total Annual Fund Operating Expenses	1.98%	3.15%	4.71%
Fee Waiver and Expense Reimbursement	0.25%	0.67%	2.23%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.73%	2.48%	2.48%

Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending
February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.73% for Class A, 2.48% for Class B, and 2.48% for
Class C shares.

Principal has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2011.
The fee waiver will reduce the Fund's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$716	$1,110	$1,533	$2,707
Class B	$751	$1,298	$1,781	$3,130
Class C	$351	$1,185	$2,163	$4,632

MidCap Growth Fund III	Principal Funds, Inc.
1-800-222-5852

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$716	$1,110	$1,533	$2,707
Class B	$251	$ 898	$1,581	$3,130
Class C	$251	$1,185	$2,163	$4,632

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
126.2% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of the most recent calendar year end, this range was between approximately $0.03 billion and $15.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest in some stocks that fall below or rise above the range of companies in the Russell Index. The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. The Fund may invest in some securities that do not meet the normal investment criteria when the sub-advisors perceive unusual opportunities for gain. The Fund invests in growth stocks; growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may invest in securities of foreign companies, including securities of issuers in emerging countries. This Fund may be used as part of a fund of funds strategy and may actively trade portfolio securities in an attempt to achieve its investment objective.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Turner Investment Partners, Inc. (“Turner”) invests the assets allocated to it in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index.

Principal Funds, Inc.	MidCap Growth Fund III
www.principalfunds.com

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner's portion of the Fund is fully invested.

Mellon Capital Management Corporation (“Mellon Capital”) uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Mellon Capital's valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Principal Management Corporation invests between 10% and 40% of the Fund's assets in common stocks. It employs an active, quantitative “structured equity” strategy in an attempt to match or exceed the performance of the Fund's benchmark index (identified in the average annual total returns table below) with lower risk and improved predictability of returns for the entire Fund compared to the benchmark index. This strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index.

Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may result in high portfolio turnover rates and increase brokerage costs, accelerate realization of taxable gains and adversely impact fund performance.

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies). These risks are greater for investments in emerging markets.

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Initial Public Offerings ("IPOs") Risk. The market for IPO shares may be volatile, continued access to IPO offerings cannot be assured, and a fund may dispose of IPO shares shortly after their acquisition.

MidCap Growth Fund III	Principal Funds, Inc.
1-800-222-5852

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	24.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-31.51%

Average Annual Total Returns

For the periods ended December 31, 2009	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	35.92%	0.25%	-2.64%
Class A Return After Taxes on Distributions	35.92%	-0.06%	-2.80%
Class A Return After Taxes on Distribution and Sale of Fund Shares	23.35%	0.28%	-2.17%
Class B Return Before Taxes	38.20%	0.30%	-2.74%
Class C Return Before Taxes	41.96%	0.73%	-2.71%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	0.22%

Principal Funds, Inc.	MidCap Growth Fund III
www.principalfunds.com

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares.

Management

Investment Advisor:
Principal Management Corporation
• Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):
Jacobs Levy Equity Management, Inc.
• Bruce I. Jacobs (since 2008), President
• Kenneth M. Levy (since 2008), Vice President

Mellon Capital Management Corporation
• Ronald P. Gala (since 2002), Director, Senior Portfolio Manager, Active Equity Strategies
• Adam T. Logan (since 2005), Vice President, Senior Portfolio Manager, Active Equity Strategies

MidCap Growth Fund III	Principal Funds, Inc.
1-800-222-5852

Turner Investment Partners, Inc.
•	Tara Hedlund (since 2006), Portfolio Manager/Security Analyst, Principal
•	Christopher K. McHugh (since 2000), Vice President/Senior Portfolio Manager/Security Analyst
•	Jason Schrotberger (since 2006), Portfolio Manager, Security Analyst, Principal

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
•	Initial Investment	$1,000
	• For accounts with an Automatic Investment Plan (AIP)	$100
•	Subsequent Investments	$100
	• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
	$1,000 minimum has not been met.

Effective March 1, 2010, Class B shares of the Fund will no longer be available for purchase, except through exchanges and dividend reinvestments.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.

Principal Funds, Inc.	MidCap Growth Fund III
www.principalfunds.com